                                                                   EXHIBIT 10.12

                            NEGATIVE PLEDGE AGREEMENT

      This Negative Pledge Agreement is made as of June 12, 2003, by and between EGENERA, INC., a Delaware corporation with offices at 165 Forest Street, Marlborough, Massachusetts 01752 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200,2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank").

In connection with, among other documents, the Loan and Security Agreement (the "Loan Documents") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:

      1. Except for the granting of non-exclusive licenses or sublicenses by Borrower in the ordinary course of business, Borrower has not, and shall not, sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's Intellectual Property (as defined below).

      2. Borrower has not, and shall not, enter into a negative pledge agreement, or similar agreement, affecting the rights of the Intellectual Property with any other party.

      3. It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

      4.    As used herein,

            a.    "Intellectual Property" means:

                  (i)   Any and all Copyrights;

                  (ii) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (iii) Any and all design rights which may be available to
                        Borrower now or hereafter existing, created, acquired or held;

                  (iv) All Mask Works or similar rights available for the protection of semiconductor chips;

                  (v)   All Patents;

                  (vi)  Any Trademarks;

                  (vii) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (viii) All licenses or other rights to use any of the
                        Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

                  (ix) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

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                  (x) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

            b. "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

            c. "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

            d. "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

            e. "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

      5. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.

      6. The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER
            ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

      7. This Agreement shall become effective only when it shall have been executed by Borrower and Bank.

      EXECUTED as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                        BORROWER:

                                        EGENERA, INC.

                                        By: /s/ Thomas F. Sheehon
                                            -----------------------------------
                                        Name: Thomas F. Sheehon
                                        Title: CFO

                                        BANK:

                                        SILICON VALLEY BANK

                                        By: /s/ D. Reich
                                            -----------------------------------
                                        Name: D. Reich

                                        Title: SVP

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